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                                                                    EXHIBIT 10.1

                          Gaylord Entertainment Company

                                       and

                   the Guarantors listed on Schedule B hereto

                                  $225,000,000

                           6.75% Senior Notes due 2014

                               PURCHASE AGREEMENT

                             dated November 17, 2004

                          Deutsche Bank Securities Inc.
                         Banc of America Securities LLC
                          Citigroup Global Markets Inc.
                            CIBC World Markets Corp.

GAYLORD - PURCHASE AGREEMENT

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                                                               November 17, 2004

DEUTSCHE BANK SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS INC.
CIBC WORLD MARKETS CORP.

   As Initial Purchasers
c/o DEUTSCHE BANK SECURITIES INC.
       60 Wall Street
       New York, New York 10005

Ladies and Gentlemen:

                  Introductory. Gaylord Entertainment Company, a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several Initial Purchasers named in Schedule A (the "INITIAL PURCHASERS"), acting severally and not jointly, the respective amounts set forth in such Schedule A of $225,000,000 aggregate principal amount of the Company's 6.75% Senior Notes due 2014 (the "NOTES"). Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global Markets Inc. and CIBC World Markets Corp. have agreed to act as the several Initial Purchasers in connection with the offering and sale of the Notes.

                  The Notes will be issued pursuant to an indenture, dated as of November 30, 2004 (the "INDENTURE"), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the "TRUSTEE"). Notes issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "DTC") pursuant to a letter of representations, to be dated as of the Closing Date (as defined in Section 2) (the "LETTER OF REPRESENTATIONS"), among the Company, the Trustee and DTC.

                  The holders of the Notes will be entitled to the benefits of a registration rights agreement, dated as of November 30, 2004 (the "REGISTRATION RIGHTS AGREEMENT"), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and the Guarantors will agree to file a registration statement with the Commission registering the Exchange Securities (as defined below) under the Securities Act of 1933, as amended (the "SECURITIES ACT," which term, as used herein, includes the rules and regulations of the Securities and Exchange Commission (the "COMMISSION") promulgated thereunder). Pursuant to the Registration Rights Agreement, each of the Company and the Guarantors will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "EXCHANGE NOTES") to be offered in exchange for the Notes (the "EXCHANGE OFFER") and to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective.

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                  The payment of principal of, premium and Liquidated Damages
(as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by the Company's domestic subsidiaries as set forth in Schedule B hereof and any other subsidiary of the Company, including those that are formed or acquired after the Closing Date, that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the "GUARANTORS"), pursuant to their guarantees (the "GUARANTEES") set forth in the Indenture and the notation of guarantee. The Notes and the Guarantees attached thereto are herein collectively referred to as the "SECURITIES"; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the "EXCHANGE SECURITIES".

                  The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "SUBSEQUENT PURCHASERS") at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Securities Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("RULE 144A") or Regulation S ("REGULATION S") thereunder).

                  The Company has prepared and will deliver to each Initial Purchaser, copies of the Offering Memorandum, dated November 17, 2004, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the "OFFERING MEMORANDUM" shall mean, with respect to any date or time referred to in this Agreement, the Company's Offering Memorandum, dated November 17, 2004, including amendments or supplements thereto and any information incorporated by reference therein, in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities.

                  The Company and the Guarantors hereby confirms their agreements with the Initial Purchasers as follows:

SECTION 1. Representations and Warranties.

  Each of the Company and the Guarantors hereby represents, warrants and covenants to each Initial Purchaser as follows:

         (a)      No Registration Required

           Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this

GAYLORD - PURCHASE AGREEMENT

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         Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the registration statement registering the Exchange Securities is declared effective by the Commission, to qualify the Indenture under the Trust Indenture Act of 1939 (the "TRUST INDENTURE ACT," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

         (b)      No Integration of Offerings or General Solicitation

           Neither the Company nor any Guarantor has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act (each, an "AFFILIATE"), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S: (i) none of the Company, the Guarantors, their respective Affiliates, or any person acting on their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S; and (ii) each of the Company, the Guarantors, and their respective Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S.

         (c)      Eligibility for Resale under Rule 144A

           The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (as amended, the "EXCHANGE Act", which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) or quoted in a U.S. automated interdealer quotation system.

         (d)      The Offering Memorandum

           The Offering Memorandum does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Deutsche Bank Securities Inc. expressly for use in the Offering Memorandum. The Offering Memorandum, as of its date, contains all the information

GAYLORD - PURCHASE AGREEMENT

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         specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Offering Memorandum.

         (e)      The Purchase Agreement

           This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

         (f)      The Registration Rights Agreement

           At the Closing Date, the Registration Rights Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

         (g)      The Letter of Representations

           At the Closing Date, the Letter of Representations will have been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) will be a valid and binding agreement of, the Company, enforceable in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles.

         (h)      Authorization of the Securities and the Exchange Securities

           (i) The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles

GAYLORD - PURCHASE AGREEMENT

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         and will be entitled to the benefits of the Indenture. (ii) The
         Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting enforcement of the rights and remedies of creditors generally or by general equitable principles and will be entitled to the benefits of the Indenture. (iii) The Guarantees of the Notes are and, when issued, the Exchange Notes will be, in the respective forms contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as (x) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles and (y) the authorization, execution, delivery and enforcement of the Guarantee of any Guarantor incorporated in the State of Tennessee may be limited by Tennessee corporate law relating to the adequacy of capital, and the Guarantees will be entitled to the benefits of the Indenture.

         (i)      Authorization of the Indenture

           The Indenture has been duly authorized by the Company and each Guarantor and, at the Closing Date, will have been duly executed and delivered by the Company and each Guarantor and will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (i) the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the rights and remedies of creditors generally or by general equitable principles and (ii) the authorization, execution and delivery by any Guarantor incorporated in the State of Tennessee, and enforcement of the Indenture against any Guarantor incorporated in the State of Tennessee, may be limited by Tennessee corporate law relating to the adequacy of capital.

         (j)      Description of the Securities and the Indenture

           The Notes, the Exchange Notes, the Guarantees of the Notes and the Guarantees of the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

         (k)      Incorporated Documents

           The portions of documents incorporated by reference in the Offering Memorandum, when they were filed or last amended as of the date hereof, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents, as amended as of the date

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         hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (l)      No Material Adverse Change

           Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "MATERIAL ADVERSE CHANGE"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or its other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

         (m)      Compliance with Sarbanes-Oxley Act of 2002

           The Company and, to the best of its knowledge, its officers and directors are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT") that are effective as of the date hereof.

         (n)      Independent Accountants of the Company

           Ernst & Young LLP, who have expressed their opinion with respect to the Company's financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission included in the Offering Memorandum are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

         (o)      Financial Statements

           The historical financial statements of the Company and its consolidated subsidiaries and the related notes thereto included in the supplemental F-pages to the Offering Memorandum present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The historical financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary - Summary Historical Consolidated Financial

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         Information" and "Selected Consolidated Financial Information" are
         presented on a basis consistent with that of the audited financial statements contained in the Offering Memorandum.

         (p)      Accounting System

           The Company maintains a system of internal controls over financial reporting that is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (q) Incorporation and Good Standing of the Company and its Subsidiaries

           Each of the Company and its subsidiaries has been duly incorporated or organized and is validly existing as a corporation, limited liability company, limited partnership or general partnership and is in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of each of the Company and the Guarantors, to enter into and perform its obligations, as the case may be, under each of this Agreement, the Registration Rights Agreement, the Letter of Representations, the Securities, the Exchange Securities, and the Indenture.

                           Each of the Company and its subsidiaries is duly qualified to transact business as a foreign corporation, limited liability company or partnership, as applicable, and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or partnership or other ownership interests of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim except as set forth in the Offering Memorandum. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule C hereto.

         (r)      Capitalization and Other Capital Stock Matters

           At September 30, 2004, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Securities pursuant hereto and the application of the net proceeds therefrom, the Company would have an authorized and outstanding capitalization in each case as set forth in the Offering Memorandum under the caption "Capitalization" (other

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         than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum). All of the outstanding shares of the Company's Common Stock, $.01 par value (the "COMMON STOCK") have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

         (s)      Stock Exchange Listing

           The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

         (t) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required

           Except with respect to claims disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries is (i) in violation of its charter, by-laws or other constitutive document or (ii) is in default (or, with the giving of notice or lapse of time, would be in default) ("DEFAULT") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the agreements listed in Schedule D), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "EXISTING INSTRUMENT"), or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses
         (ii) and (iii) above, for any such Default or violation that would not, individually or in the aggregate, result in a Material Adverse Change.

                           The Company's and each Guarantor's, as the case may be, execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Letter of Representations and the Indenture, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (after giving effect to the application of the net proceeds of the sale of the Notes) (i) have been duly authorized by all necessary corporate or other action and will not result in any violation of the provisions of the charter, by-laws or other constitutive document of the Company or any of its subsidiaries, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except (x) for such conflicts, breaches, Defaults, liens,

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         charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (y) that as to conflicts, breaches, Defaults, Liens, charges or Debt Repayment Triggering Event with respect to the Credit Agreement, dated as of November 20, 2003, among Opryland Hotel-Florida Limited Partnership, as borrower, the Company, as parent guarantor, certain lenders party thereto, and Deutsche Bank Trust Company Americas, as administrative agent, with Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint book running managers and co-lead arrangers, and Bank of America, N.A., as syndication agent (the "Credit Agreement"), this representation will only be deemed to be made as of the Closing Date, and (iii) assuming the accuracy of the representations, warranties and covenants of the Initial Purchasers herein, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries.

                           No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's and each Guarantor's, as the case may be, execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Letter of Representations or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws, except such as may be required by federal and state securities laws with respect to the Company's and each Guarantor's obligations under the Registration Rights Agreement. As used herein, a "DEBT REPAYMENT TRIGGERING EVENT" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (u)      No Material Actions or Proceedings

           Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries, and which action, suit or proceeding, if determined adversely to the Company or any of its subsidiaries, as the case may be, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

                           Except as otherwise disclosed in the Offering Memorandum, no material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent.

         (v)      Intellectual Property Rights

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           Except as otherwise disclosed in the Offering Memorandum, the Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "INTELLECTUAL PROPERTY RIGHTS") reasonably necessary to conduct their businesses as now conducted, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would reasonably be expected to result in a Material Adverse Change.

         (w)      All Necessary Permits, etc

           Except as otherwise disclosed in the Offering Memorandum, the Company and each of its subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

         (x)      Title to Properties

           Except as otherwise disclosed in the Offering Memorandum, the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(o) above (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except as disclosed in the Offering Memorandum or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

         (y)      Tax Law Compliance

           The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(o) above in respect of all material federal, state and foreign income and

GAYLORD - PURCHASE AGREEMENT
         franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

         (z)      Company Not an "Investment Company"

           The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Company is not, and after receipt of payment for the Securities and application of the net proceeds therefrom will not be, an "investment company" within the meaning of the Investment Company Act.

         (aa)     Insurance

           Except as otherwise disclosed in the Offering Memorandum, the Company and its subsidiaries are self-insured or are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able to (i) renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any of its subsidiaries has been denied any insurance coverage, which it has sought or for which it has applied. (bb) No Price Stabilization or Manipulation. None of the Company, the Guarantors or any of their affiliates has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (bb)     No Price Stabilization or Manipulation

           None of the Company, the Guarantors or any of their affiliates has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (cc)     Solvency

           Each of the Company and the Guarantors is, and after giving effect to the sale of the Notes and the application of the proceeds therefrom, and the execution of the Guarantees to which each Guarantor is a party, will be, Solvent. As used herein, the term "SOLVENT" means, with respect to each of the Company and the Guarantors on a particular date, that on such date (i) the fair market value of its assets is greater than the total amount of its liabilities (including contingent liabilities), (ii) the present fair salable value of its assets is greater than the amount that will be required to pay its probable liabilities on its debts as they become absolute and matured, (iii) it is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) it does not have unreasonably small capital with which to conduct its business.

         (dd)     No Unlawful Contributions or Other Payments

GAYLORD - PURCHASE AGREEMENT

         Except as otherwise disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any of its subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in the Offering Memorandum in order to make the statements therein not misleading.

         (ee)     Compliance with Environmental Laws

           Except as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, result in a Material Adverse
         Change: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "ENVIRONMENTAL LAWS"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "ENVIRONMENTAL CLAIMS"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

         (ff)     Periodic Review of Costs of Environmental Compliance

GAYLORD - PURCHASE AGREEMENT

           In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change, except to the extent otherwise disclosed in the Offering Memorandum.

         (gg)     ERISA Compliance

           Except as otherwise disclosed in the Offering Memorandum, the Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or its ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. "ERISA AFFILIATE" means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "CODE") of which the Company or any of its subsidiaries is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of its ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of its ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of its ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (hh)     Repayment of Existing Indebtedness

           The Company and the Guarantors are not aware of any fact that will prevent the Company from repaying, within 30 business days of the Closing Date in the manner contemplated in the Offering Memorandum, the Amended and Restated Loan and Security Agreement, dated as of March 27, 2001, by and between Opryland Hotel Nashville, LLC, and Merrill Lynch Mortgage Lending, Inc.

         (ii)     Taxes; Fees

GAYLORD - PURCHASE AGREEMENT

           There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

         (jj)     Disclosure Controls and Procedures

           The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act), which: (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the period covered by the Company's most recent annual or quarterly report filed with the Commission, and (iii) are effective in all material respects to perform the functions for which they were established. Based on the evaluation of the Company's disclosure controls and procedures described above, the Company is not aware of
         (a) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the most recent evaluation of the Company's disclosure controls and procedures described above, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

         (kk)     Regulation S

           The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 of the Securities Act. The Company is a "reporting issuer", as defined in Rule 902 under the Securities Act.

                  Any certificate signed by an officer of the Company or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to this Agreement shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2.        Purchase, Sale and Delivery of the Securities.

         (a)      The Securities

           The Company agrees to issue and sell to the several Initial Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers listed in Schedule A agree,

GAYLORD - PURCHASE AGREEMENT
         severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names in Schedule A, at a purchase price of 98.5% of the principal amount thereof payable on the Closing Date.

         (b)      The Closing Date

           Delivery of certificates for the Securities in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 (or such other place as may be agreed to by the Company and the Initial Purchasers) at 9:00 a.m. New York City time, on November 30, 2004, or such other time and date, as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "CLOSING DATE"). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16.

         (c)      Delivery of the Securities

           The Company shall deliver, or cause to be delivered, to Deutsche Bank Securities Inc. for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the aggregate amount of the purchase price therefor to such accounts as the Company shall have specified in writing not less than two business days prior to the Closing Date. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the Letter of Representations, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

         (d)      Delivery of Offering Memorandum to the Initial Purchasers

           Not later than 12:00 p.m. on the fourth business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

         (e)      Initial Purchasers as Qualified Institutional Buyers

           Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "QUALIFIED INSTITUTIONAL BUYER").

SECTION 3. Additional Covenants

GAYLORD - PURCHASE AGREEMENT

         The Company and each Guarantor further covenant and agree with each Initial Purchaser as follows:

         (a)      Initial Purchasers' Review of Proposed Amendments and
                  Supplements

           Prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

         (b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters

           If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company and the Guarantors agree to promptly prepare (subject to Section 3 hereof), file with the Commission and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

                           Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

                           The Company and each Guarantor hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus,

GAYLORD - PURCHASE AGREEMENT
         amendment or supplement referred to in this Section 3.

         (c)      Copies of the Offering Memorandum

           The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

         (d)      Blue Sky Compliance

           The Company and each Guarantor shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company and each Guarantor shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company and each Guarantor will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company and the Guarantors shall use their best efforts to obtain the withdrawal thereof at the earliest possible moment.

         (e)      Use of Proceeds

           The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

         (f)      DTC

           The Company and each Guarantor will cooperate with the Initial Purchasers and use their best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

         (g)      Additional Issuer Information

           Prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under Section 13 or 15 of the Exchange Act. Additionally, at any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("ADDITIONAL ISSUER INFORMATION") satisfying the requirements of subsection (d)(4) of Rule 144A.

GAYLORD - PURCHASE AGREEMENT

         (h)      Future Reports to the Initial Purchasers

           At any time when the Company is not subject to Section 13 or 15 of the Exchange Act, for so long as any Securities or Exchange Securities remain outstanding, the Company will furnish to Deutsche Bank Securities Inc. (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).

         (i)      No Integration

           The Company and each Guarantor agree that they will not and will cause their Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A or Regulation S thereunder or otherwise.

         (j)      Legended Securities

           Each certificate for a Note will bear the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

         (k)      PORTAL

           The Company will use its best efforts to cause such Notes to be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL MARKET").

         (l)      Rating of Securities

           The Company and each Guarantor shall take all reasonable actions necessary to enable Standard & Poor's Ratings Services, a division of The McGraw Hill, Inc. Companies ("S&P"), and Moody's Investors Service, Inc. ("MOODY'S") to provide their respective credit ratings to the Securities.

         (m)      Future Agreement Not to Offer or Sell Additional Securities

GAYLORD - PURCHASE AGREEMENT

           During the period of 180 days following the date of the Offering Memorandum, none of the Company or any Guarantor will, without the prior written consent of Deutsche Bank Securities Inc. (which consent may be withheld at the sole discretion of Deutsche Bank Securities Inc.), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or any Guarantor substantially similar to the Securities or securities exchangeable for or convertible into debt securities of the Company or any Guarantor substantially similar to the Securities (other than as contemplated by this Agreement and to register the Exchange Securities).

SECTION 4. Payment of Expenses

  The Company and each Guarantor agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company's and the Guarantors' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the Letter of Representations, and the Notes and the Guarantees, all filing fees, attorneys' fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (v) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vi) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (vii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities, and (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Securities by DTC for "book-entry" transfer, and the performance by the Company and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and
Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers

GAYLORD - PURCHASE AGREEMENT

  The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

         (a)      Accountants' Comfort Letter

           The Initial Purchasers shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 100, 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

         (b)      No Material Adverse Change or Ratings Agency Change

           For the period from and after the date of this Agreement and prior to the Closing Date:

                  (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

                  (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

         (c)      Opinions of Counsel for the Company and Guarantors

           On the Closing Date the Initial Purchasers shall have received (i) the favorable opinion of Bass Berry & Sims PLC, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A, (ii) the favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special New York law counsel to the Company, dated as of such Closing Date, substantially in the form attached as Exhibit C and (ii) the favorable opinion of each counsel listed in Schedule B, dated as of such Closing Date, substantially in the form attached as Exhibit B.

         (d)      Opinion of Counsel for the Initial Purchasers

           On the Closing Date the Initial Purchasers shall have received the favorable opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

GAYLORD - PURCHASE AGREEMENT

         (e)      Officers' Certificates

           On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and each of the Guarantors and the Chief Financial Officer or Chief Accounting Officer of the Company and each of the Guarantors, dated as of the Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

         (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

         (ii) the representations, warranties and covenants of the Company and the Guarantors set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

         (iii) the Company and each Guarantor has complied with all the agreements and satisfied all the conditions on its respective part to be performed or satisfied at or prior to the Closing Date.

         (f)      Bring-down Comfort Letters

           On the Closing Date, the Initial Purchasers shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

         (g)      PORTAL Listing

           At the Closing Date, the Notes shall have been designated for trading on the PORTAL market.

         (h)      Registration Rights Agreement

           The Company and each Guarantor shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

         (i)      Credit Agreement

           On or before the Closing Date, either (i) the Credit Agreement shall have been amended to allow for the issuance of the Securities and such amendment shall be in full force and effect or (ii) the Company shall have received the necessary consents of the lenders party to the Credit Agreement to allow for the issuance of the Securities.

         (j)      Additional Documents

GAYLORD - PURCHASE AGREEMENT

           On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers' Expenses

  If this Agreement is terminated by the Initial Purchasers pursuant to
Section 5 or Section 10, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and each Guarantor agree to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. Notwithstanding the foregoing, if this Agreement is terminated pursuant to Section 16 hereof, the Company and the Guarantors shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.

SECTION 7. Offer, Sale and Resale Procedures

  Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

                  (a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to (A) persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act), or (B) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

                  (b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

GAYLORD - PURCHASE AGREEMENT

                  (c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the legend set forth in the Offering Memorandum under the caption "Notice to Investors". Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

SECTION 8. Indemnification.

         (a)      Indemnification of the Initial Purchasers

           Each of the Company and the Guarantors agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Deutsche Bank Securities Inc.) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

         (b)      Indemnification of the Company, its Directors and Officers

           Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and each of its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, officer or controlling person may become subject, under the

GAYLORD - PURCHASE AGREEMENT

         Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expenses reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in the first and second sentences of the fifth paragraph, the sixth paragraph and the tenth paragraph, each under the caption "Plan of Distribution" in the Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

         (c)      Notifications and Other Indemnification Procedures

           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel reasonably

GAYLORD - PURCHASE AGREEMENT
         satisfactory to the indemnifying party to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Deutsche Bank Securities Inc. in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel reasonably incurred shall be at the expense of the indemnifying party.

         (d)      Settlements

           The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent (i) if such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9. Contribution

  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any

GAYLORD - PURCHASE AGREEMENT
losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

                  Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director or officer of

GAYLORD - PURCHASE AGREEMENT
the Company, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

SECTION 10. Termination of this Agreement

  Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading or quotation in the Company's securities shall have been suspended or limited by the Commission or by the New York Stock Exchange, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or Tennessee authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (a) the Company to any Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (b) any Initial Purchaser to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

SECTION 11. Representations and Indemnities to Survive Delivery

  The respective indemnities, agreements, representations, warranties and other statements of the Company and each Guarantor, of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12. Notices

  All communications hereunder shall be in writing and shall be mailed, hand delivered, telecopied or emailed and confirmed to the parties hereto as follows:

GAYLORD - PURCHASE AGREEMENT

If to the Initial Purchasers:

         Deutsche Bank Securities Inc.
         60 Wall Street
         New York, New York 10005
         Attention:  Martin Newburger

with a copy to:

         Shearman & Sterling LLP
         599 Lexington Avenue
         New York, New York 10022
         Facsimile:  646-848-7293
         Attention:  Andrew R. Schleider, Esq.

If to the Company or the Guarantors:

         Gaylord Entertainment Company
         One Gaylord Drive
         Nashville, Tennessee 37214
         Facsimile:  615-316-6544
         Attention:  Carter R. Todd, Esq.
         with a copy to:

         Bass Berry & Sims PLC
         315 Deaderick Street, Suite 2700
         Nashville, Tennessee 37238
         Facsimile:  615-742-2775
         Attention:  F. Mitchell Walker, Jr., Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 13. Successors

  This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the indemnified persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

GAYLORD - PURCHASE AGREEMENT

SECTION 14. Partial Unenforceability

  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15. Governing Law Provisions

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         (a)      Consent to Jurisdiction

           Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive). Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 16. Default of One or More of the Several Initial Purchasers

  If any one or more of the several Initial Purchasers listed in Table 1 to Schedule A shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, then the other Initial Purchasers listed in Table 1 of Schedule A shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names in Table 1 of Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers in such Table 1, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any of Initial Purchasers listed in Table 2 to Schedule A shall fail or refuse to purchase Securities that it has agreed to purchase hereunder on the Closing Date, and

GAYLORD - PURCHASE AGREEMENT
the aggregate number of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, then the non-defaulting Initial Purchaser listed in Table 2 of Schedule A shall be obligated to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the non-defaulting Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "INITIAL PURCHASER" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 17. General Provisions

 This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

SECTION 18. Tax Disclosure

  Notwithstanding anything to the contrary contained herein, each of the Initial Purchasers, the Company and the Guarantors shall be permitted to disclose the tax treatment and tax structure of any transaction contemplated by this Agreement or the Offering Memorandum (including any materials, opinions or analyses relating to such tax treatment or tax structure, but without disclosure of identifying information or, except to the extent relating to such tax structure or tax treatment, any nonpublic commercial or financial information); provided, however, that if such transaction is not consummated for any reason, the provisions of this sentence shall cease to apply with respect to such transaction.

                            [SIGNATURE PAGE FOLLOWS]

GAYLORD - PURCHASE AGREEMENT

                  If the foregoing is in accordance with your understanding of our agreement kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                       Very truly yours,

                                       GAYLORD ENTERTAINMENT COMPANY

                                       By: /s/ David C. Kloeppel
                                           --------------------------------
                                           Name: David C. Kloeppel
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                       SUBSIDIARY GUARANTORS:

                                       CCK HOLDINGS, LLC
                                       CORPORATE MAGIC, INC.
                                       GAYLORD CREATIVE GROUP, INC.
                                       GAYLORD HOTELS, LLC
                                       GAYLORD INVESTMENTS, INC.
                                       GAYLORD NATIONAL, LLC
                                       GAYLORD PROGRAM SERVICES, INC.
                                       GRAND OLE OPRY TOURS, INC.
                                       OLH HOLDINGS, LLC
                                       OPRYLAND ATTRACTIONS, INC.
                                       OPRYLAND HOSPITALITY, LLC
                                       OPRYLAND PRODUCTIONS INC.
                                       OPRYLAND THEATRICALS INC.
                                       WILDHORSE SALOON ENTERTAINMENT
                                         VENTURES, INC.

                                       By: /s/ David C. Kloeppel
                                           --------------------------------
                                           Name: David C. Kloeppel
                                           Title:   Executive Vice President

GAYLORD - PURCHASE AGREEMENT

                                    OLH, G.P.

                                    By: Gaylord Entertainment Company, a
                                        general partner

                                    By: /s/ David C. Kloeppel
                                        ------------------------------------
                                        Name:  David C. Kloeppel
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                    OPRYLAND HOTEL-FLORIDA LIMITED PARTNERSHIP

                                    By: Opryland Hospitality, LLC, its
                                         general partner

                                    By: /s/ David C. Kloeppel
                                        ------------------------------------
                                        Name: David C. Kloeppel
                                        Title:   Executive Vice President

                                    OPRYLAND HOTEL-TEXAS LIMITED PARTNERSHIP

                                    By: Opryland Hospitality, LLC, its
                                         general partner

                                    By: /s/ David C. Kloeppel
                                        ------------------------------------
                                        Name:  David C. Kloeppel
                                        Title: Executive Vice President

                                    OPRYLAND HOTEL-TEXAS, LLC

                                    By: Gaylord Hotels, LLC, its Sole Member

                                    By: /s/ David C. Kloeppel
                                        ------------------------------------
                                        Name:  David C. Kloeppel
                                        Title: Executive Vice President

                                    RESORTQUEST INTERNATIONAL, INC.
                                    ABBOTT & ANDREWS REALTY, LLC
                                    ABBOTT REALTY SERVICES, INC.

GAYLORD - PURCHASE AGREEMENT

                                 ABBOTT RESORTS, LLC
                                 ACCOMMODATIONS CENTER, INC.
                                 ADVANTAGE VACATION HOMES BY STYLES, LLC
                                 B&B ON THE BEACH, INC.
                                 BASE MOUNTAIN PROPERTIES, INC.
                                 BLUEBILL PROPERTIES, LLC
                                 BRINDLEY & BRINDLEY REALTY & DEVELOPMENT, INC. COASTAL REAL ESTATE SALES, LLC
                                 COASTAL RESORTS MANAGEMENT, INC.
                                 COASTAL RESORTS REALTY, LLC
                                 COATES, REID & WALDRON, INC.
                                 COLLECTION OF FINE PROPERTIES, INC.
                                 COLUMBINE MANAGEMENT COMPANY
                                 COVE MANAGEMENT SERVICES, INC.
                                 CRW PROPERTY MANAGEMENT, INC.
                                 EXCLUSIVE VACATION PROPERTIES, INC.
                                 FIRST RESORT SOFTWARE, INC.
                                 HIGH COUNTRY RESORTS, INC.
                                 HOUSTON AND O'LEARY COMPANY
                                 K-T-F ACQUISITION CO.
                                 MAUI CONDOMINIUM AND HOME REALTY, INC.
                                 MOUNTAIN VALLEY PROPERTIES, INC.
                                 PEAK SKI RENTALS, LLC
                                 PLANTATION RESORT MANAGEMENT, INC.
                                 PRISCILLA MURPHY REALTY, LLC
                                 R&R RESORT RENTAL PROPERTIES, INC.
                                 REALTY REFERRAL CONSULTANTS, LLC
                                 REP HOLDINGS, LTD.
                                 RESORT PROPERTY MANAGEMENT, INC.
                                 RESORTQUEST HAWAII, LLC
                                 RESORTQUEST HILTON HEAD, INC.,
                                 RESORTQUEST SOUTHWEST FLORIDA, LLC
                                 RESORT RENTAL VACATIONS, LLC
                                 RIDGEPINE, INC.
                                 RYAN'S GOLDEN EAGLE MANAGEMENT, INC.
                                 SCOTTSDALE RESORT ACCOMMODATIONS, INC.
                                 STEAMBOAT PREMIER PROPERTIES, INC.
                                 STYLES ESTATES, LLC

GAYLORD - PURCHASE AGREEMENT

                                 TELLURIDE RESORT ACCOMMODATIONS, INC.
                                 TEN MILE HOLDINGS, LTD.
                                 THE MANAGEMENT COMPANY
                                 THE MAURY PEOPLE, INC.
                                 THE TOPS'L GROUP, INC.
                                 TOPS'L CLUB OF NW FLORIDA, LLC
                                 TRUPP-HODNETT ENTERPRISES, INC.

                                 By: /s/ David C. Kloeppel
                                     ------------------------------------
                                     Name:  David C. Kloeppel
                                     Title: Executive Vice President

                                 OFFICE AND STORAGE LLC

                                 By: /s/ David C. Kloeppel
                                     ------------------------------------
                                     Name:  David C. Kloeppel
                                     Title:    Manager

                                 RQI HOLDINGS, LTD.

                                 By: /s/ Mark Fioravanti
                                     ------------------------------------
                                     Name:  Mark Fioravanti
                                     Title: Executive Vice President

GAYLORD - PURCHASE AGREEMENT

                  The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written:

DEUTSCHE BANK SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
CITIGROUP GLOBAL MARKETS, INC.
CIBC WORLD MARKETS CORP.

By: Deutsche Bank Securities Inc.

By: /s/ John Mehlman
    ------------------------------
    Name: John Mehlman
    Title: Managing Director

By: /s/ Martin Newburger
    ------------------------------
    Name: Martin Newburger
    Title: Director

GAYLORD - PURCHASE AGREEMENT

                                   SCHEDULE A

                           List of Initial Purchasers

Initial Purchasers                                          Aggregate Principal Amount of Securities to be Purchased
------------------                                          --------------------------------------------------------
Deutsche Bank Securities Inc. .........................                        $    84,375,000
Banc of America Securities LLC.........................                             84,375,000
Citigroup Global Markets Inc. .........................                             28,125,000
CIBC World Markets Corp. ..............................                             28,125,000
         Total.........................................                        $   225,000,000

                                  SCHEDULE A-1

GAYLORD - PURCHASE AGREEMENT

                                   SCHEDULE B

                               List of Guarantors



See attached.

                                   SCHEDULE C

                       LIST OF THE COMPANY'S SUBSIDIARIES

The following are 100% owned subsidiaries that are guarantors or borrowers under our revolving credit facility or the Company's 8% senior secured notes due 2013.

1.       Gaylord National, LLC

2.       Gaylord Program Services, Inc.

3.       Grand Ole Opry Tours, Inc.

4.       Wildhorse Saloon Entertainment Ventures, Inc.

5.       Gaylord Investments, Inc.

6.       OLH Holdings, LLC 7. OLH, G.P.

8.       Opryland Hotel-Florida Limited Partnership 9. Gaylord Hotels, LLC

10.      Opryland Hospitality, LLC

11.      Opryland Hotel-Texas, LLC

12.      Opryland Hotel-Texas Limited Partnership

13.      Opryland Productions, Inc.

14.      Opryland Theatricals, Inc.

15.      Corporate Magic, Inc.

16.      Opryland Attractions, Inc.

17.      Gaylord Creative Group, Inc.

18.      CCK Holdings, LLC

19.      ResortQuest International, Inc.

20.      Abbott and Andrews Realty, LLC

21.      Abbott Realty Services, Inc.

22.      Abbott Resorts, LLC

23.      Accommodations Center, Inc.

24.      Advantage Vacation Homes By Styles, LLC

25.      B & B on the Beach, Inc.

26.      Base Mountain Properties, Inc.

27.      Bluebill Properties, LLC

28.      Brindley & Brindley Realty & Development, Inc.

29.      Coastal Real Estate Sales, LLC

30.      Coastal Resorts Management, Inc.

31.      Coastal Resorts Realty, LLC

32.      Coates, Reid & Waldron, Inc.

33.      Collection of Fine Properties, Inc.

34.      CRW Property Management, Inc.

35.      Columbine Management Company

36.      Cove Management Services, Inc.

37.      Exclusive Vacation Properties, Inc.

38.      First Resort Software, Inc.

39.      High Country Resorts, Inc.

40.      Houston & O'Leary Company

                                  SCHEDULE C-1

GAYLORD - PURCHASE AGREEMENT

41.      K-T-F Acquisition Co.

42.      Maui Condominium & Home Realty, Inc.

43.      Mountain Valley Properties, Inc.

44.      Office and Storage, LLC

45.      Peak Ski Rentals, LLC

46.      Plantation Resort Management, Inc.

47.      Priscilla Murphy Realty, LLC

48.      R & R Resort Rental Properties, Inc.

49.      Realty Referral Consultants, LLC

50.      REP Holdings, Ltd.

51.      Resort Property Management, Inc.

52.      ResortQuest Hawaii, LLC

53.      ResortQuest Hilton Head, Inc.

54.      ResortQuest Southwest Florida, LLC

55.      Resort Rental Vacations, LLC

56.      RQI Holdings, Ltd.

57.      Ridgepine, Inc.

58.      Ryan's Golden Eagle Management, Inc.

59.      Scottsdale Resort Accommodations, Inc.

60.      Steamboat Premier Properties, Inc.

61.      Styles Estates, LLC

62.      Telluride Resort Accommodations

63.      Ten Mile Holdings, Ltd.

64.      THE Management Company, Inc.

65.      The Maury People, Inc.

66.      Tops'1 Club of NW Florida, LLC

67.      The Tops'1 Group, Inc.

68.      Trupp-Hodnett Enterprises, Inc.

The Company also owns majority interests in the following companies that are not guarantors:

1.       Country Music Television International, Inc.

2.       Acuff-Rose Music, LLC

3.       Acuff-Rose Music Publishing, LLC

4.       Milene Music, LLC

5.       Hickory Music, LLC

6.       Springhouse Music, LLC

7.       Gaylord Digital, LLC

8.       OHN Holdings Management, Inc.

9.       OHN Management, Inc.

10.      OHN Finance, LLC

11.      OHN Holdings, LLC

12.      OHN Finance Management, Inc.

13.      Opryland Hotel Nashville, LLC (borrower under our Nashville Hotel Loan)

14.      Word Entertainment (Canada), Inc.

15.      ResortQuest Whistler Property Management, Inc.

                                  SCHEDULE C-2

GAYLORD - PURCHASE AGREEMENT

16.      Whistler Chalets Holding Corp.

17.      Whistler Exclusive Property Management, Ltd.

The following is a list of companies for which the Company owns a minority interest:

1.       Bass Pro, Inc.

2.       Flying Rhinoceros Holdings, Inc.

3.       Nashville Hockey Club, LP

4.       Promotional Broadcast Network, Inc.

5.       Sound Track Channel, LLC

The Company owns certain minority interests in other entities that it acquired as a result of its acquisition of ResortQuest International, Inc. These entities are listed on Schedule 2.1(c) to that certain Agreement and Plan of Merger among the Company, GET Merger Sub, Inc. and ResortQuest International, Inc. dated August 4, 2003.

                                  SCHEDULE C-3

GAYLORD - PURCHASE AGREEMENT

                                   SCHEDULE D

                            List of Debt Instruments

1. Indenture, dated as of November 12, 2003, by and between the Company, certain of its subsidiaries and U.S. Bank National Association, as Trustee.

2. First Supplemental Indenture, dated as of November 20, 2003, by and between the Company, certain of its subsidiaries and U.S. Bank National Association, as Trustee.

3. Amended and Restated Loan and Security Agreement dated as of March 27, 2001, by and between Opryland Hotel Nashville, LLC, and Merrill Lynch Mortgage Lending, Inc.

4. Credit Agreement, dated as of November 20, 2003, among Opryland Hotel-Florida Limited Partnership, as borrower, the Company, as parent guarantor, certain lenders party thereto, and Deutsche Bank Trust Company Americas, as administrative agent, with Deutsche Bank Securities Inc. and Banc of America Securities LLC, as joint book running managers and co-lead arrangers, and Bank of America, N.A., as syndication agent.

5. First Amendment to Credit Agreement and Ratification of Guaranty, dated as of December 17, 2003, among Opryland Hotel-Florida Limited Partnership, as borrower, the Company, as parent guarantor, certain lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent, and the certain subsidiary guarantors.

6. Opryland Hotel-Florida Ground Lease, dated as of March 3, 1999, by and between Xentury City Development Company, L.L.C., and Opryland Hotel-Florida Limited Partnership, as amended on October 4, 2001 and May 20, 2003.

                                  SCHEDULE D-1

GAYLORD - PURCHASE AGREEMENT

                                    EXHIBIT A

                    FORM OF OPINION OF BASS BERRY & SIMS PLC

We have acted as counsel to Gaylord Entertainment Company, a Delaware corporation (the "Company") and the guarantors listed in Annex 1 attached hereto (the "Tennessee and Delaware Guarantors"), in connection with the offering (the "Offering") of $225,000,000 aggregate principal amount of the 6.75% Senior Notes due 2014 (the "Notes") of the Company as described in the Offering Memorandum of the Company, dated November 17, 2004 (the "Offering Memorandum"), and pursuant to the terms of the Purchase Agreement dated November 17, 2004 among the Company, the Guarantors party thereto and you (the "Purchase Agreement"). This letter is provided pursuant to Section 5(c) of the Purchase Agreement. The terms used in this opinion letter that are defined in the Purchase Agreement shall have the same definitions as set forth therein, unless otherwise defined herein.

         In connection with this opinion letter, we have examined the Offering Memorandum, executed copies of the Purchase Agreement, the Indenture, the Notes, the Guarantees, the Registration Rights Agreement, and the Letter of Representations to be delivered on the date hereof (collectively, the "Agreements"). We have also reviewed such corporate documents and records of the Company and its subsidiaries, such certificates of public officials and such other matters as we have deemed necessary or appropriate for purposes of this opinion letter. As to various issues of fact, we have relied upon the representations and warranties of the Company contained in the Purchase Agreement and upon statements and certificates of officers of the Company and certain of its subsidiaries without independent verification or investigation. For purposes of the opinions on the good standing of the Company and its subsidiaries, we have relied solely upon good standing certificates of recent dates and a bring-down good standing letter from a commercial filing service dated November __, 2004, confirming receipt of oral confirmation of good standing as of such date.

         We have assumed regarding agreements executed by parties other than the Company and its subsidiaries that such agreements are, if applicable, the valid and binding obligations of and enforceable against such parties. We have also assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies and the legal capacity of all natural persons. For purposes of this opinion, we express no view as to the antifraud provisions of federal or state securities laws except to the extent specified in the paragraph following numbered Paragraph 20 of this letter.

         The law covered by the opinions expressed herein is limited to the federal law of the United States, the law of the State of Tennessee, the Delaware General Corporation Law ("DGCL"), the Delaware Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, and we are not admitted to practice in the state of New York.

         Based on the foregoing, and subject to the assumptions, limitations and qualifications as set forth herein, we are of the opinion that:

                                   EXHIBIT A-1

GAYLORD - PURCHASE AGREEMENT

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

2. Each of the Gaylord Tennessee and Delaware Guarantors (as defined on Annex I) (other than OLH GP and Opryland Hotel-Texas Limited Partnership) has been duly incorporated, formed or organized and is validly existing as a corporation, limited liability company or other organization in good standing under the laws of the State of Tennessee or the State of Delaware, as applicable. Opryland Hotel - Texas Limited Partnership is a limited partnership validly existing under the laws of the State of Delaware. OLH GP is a general partnership validly existing under the laws of the State of Tennessee. Each of the RZT Tennessee and Delaware Guarantors (as defined on Annex I) is validly existing as a corporation, limited liability company or other organization in good standing under the laws of the State of Tennessee or the State of Delaware, as applicable.

3. The Company and each of the Tennessee and Delaware Guarantors has corporate, limited liability or other organization power and authority under the laws of its state of organization to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Agreements to which it is a party.

4. Each of the Tennessee and Delaware Guarantors is in good standing under the laws of its respective jurisdictions of incorporation or formation. The Company and each of the Tennessee and Delaware Guarantors are duly qualified to do business and are in good standing as foreign corporations, limited liability companies or limited partnerships in the jurisdiction listed beside their names on Annex 1.

5. The Purchase Agreement has been duly authorized, executed and delivered by the Company and the Tennessee and Delaware Guarantors (in the case of Opryland Hospitality, LLC, such authorization being for itself and in its capacity as general partner of Opryland Hotel-Florida Limited Partnership, a Florida limited partnership).

6. The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Tennessee and Delaware Guarantors (in the case of Opryland Hospitality, LLC, such authorization being for itself and in its capacity as general partner of Opryland Hotel-Florida Limited Partnership, a Florida limited partnership).

7. The Letter of Representations has been duly authorized, executed and delivered by the Company.

8. The Indenture has been duly authorized, executed and delivered by the Company and the Tennessee and Delaware Guarantors (in the case of Opryland Hospitality, LLC, such authorization being for itself and in its capacity as general partner of Opryland Hotel-Florida Limited Partnership, a Florida limited partnership).

9. The Notes are in the form contemplated by the Indenture and have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement and the Indenture.

                                   EXHIBIT A-2

GAYLORD - PURCHASE AGREEMENT

10. The Exchange Notes have been duly and validly authorized for issuance by the Company.

11. The Guarantees of the Notes and the Exchange Notes are in the form contemplated by the Indenture, have been duly authorized for issuance by each of the Tennessee and Delaware Guarantors pursuant to the Indenture (in the case of Opryland Hospitality, LLC, such authorization being for itself and in its capacity as general partner of Opryland Hotel-Florida Limited Partnership, a Florida limited partnership), and the Notations of Guarantees of the Notes have been duly executed by each of the Tennessee and Delaware Guarantors.

12. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

13. The statements contained in the Offering Memorandum under the captions "Business - Legal Proceedings," "Material U.S. Federal Income Tax Considerations" and "Notice to Investors" insofar as such statements constitute matters of law, summaries of legal matters, documents or legal proceedings, or legal conclusions, have been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

14.      Assuming the accuracy of assumptions (i), (ii) and (iii) of Paragraph
         (18) of this opinion, except for the registration of the Exchange Notes and Exchange Guarantees under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws or Blue Sky laws in connection with the purchase and distribution of the Notes and the Guarantees by the Initial Purchasers or under applicable state securities or Blue Sky laws in connection with the issuance of the Exchange Notes and the Exchange Guarantees (as to which we express no opinion), no consent, approval, authorization or other action by or filing with any federal, Tennessee or Delaware court or governmental or regulatory authority is required for the execution, delivery and performance of the Agreements by the Company or any of the Tennessee and Delaware Guarantors, the issuance and delivery of the Securities or the Exchange Securities or consummation of the transactions contemplated hereby and thereby or, if required, the requisite consent, approval or authorization has been obtained, the requisite action has been taken or the requisite filing has been made.

15. The issue and sale of the Notes being delivered on the date hereof by the Company, the execution and delivery of the Agreements by the Company and the Guarantors, as applicable, and the compliance by the Company and the Guarantors with all of their obligations under the Agreements and the consummation of the transactions contemplated hereby and thereby, assuming the application of the net proceeds of the Offering as described in the Offering Memorandum, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or a Debt Repayment Trigger Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any contract, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument listed on Schedule D to the Purchase Agreement or which has been filed or incorporated by reference as an exhibit to either (a) the Company's Annual Report on Form 10-K for the

                                   EXHIBIT A-3

GAYLORD - PURCHASE AGREEMENT
         year ended December 31, 2003 (but no opinion is given with respect to Exhibits 10.26-10.41 (Executive Compensation Plans and Management Contracts) or with respect to any matters which would require us to perform a mathematical calculation or make a financial or accounting determination) or (b) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004 (but no opinion is given with respect to any matters which would require us to perform a mathematical calculation or make a financial or accounting determination) (the "Reviewed Instruments"). The issue and sale of the Notes being delivered on the date hereof by the Company, the execution and delivery of the Agreements by the Company and the Tennessee and Delaware Guarantors, as applicable, and the compliance by the Company and the Tennessee and Delaware Guarantors with all of their obligations under the Agreements and the consummation of the transactions contemplated hereby and thereby (i) will not result in any violation of the provisions of the charter or by-laws or comparable organizational documents of the Company or of any of the Tennessee and Delaware Guarantors or (ii) to our knowledge will not result in any violation of any applicable statute, judgment, order, rule or regulation known to us of any court or federal, Tennessee or Delaware governmental agency or body having jurisdiction over the Company or any of the Tennessee and Delaware Guarantors or any of their properties or assets.

16. The Company is not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of the Investment Company Act.

17. To our knowledge, there is no litigation threatened or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject except as described in the Offering Memorandum, or if not described therein, would not, individually or in the aggregate with all other such actions, suits and proceedings be reasonably expected to have, if adversely determined, a material adverse effect on the Company and its subsidiaries considered as one enterprise.

18. Assuming (i) that the representations, warranties and covenants of the Initial Purchasers in Section 2(e) of the Purchase Agreement are true,
         (ii) the compliance of the Initial Purchasers with their agreements set forth in the Purchase Agreement, (iii) that the offering and resale procedures in Section 7 of the Purchase Agreement are observed, and
         (iv) the accuracy of the representations made by the Company in the Purchase Agreement and compliance by the Company with its agreements made in the Purchase Agreement, no registration under the Act of the Notes is required for the purchase of the Notes by the Initial Purchasers as contemplated by the Purchase Agreement or the initial resale of the Securities by the Initial Purchasers to Qualified Institutional Buyers in accordance with the Purchase Agreement and no qualification of an indenture under the Trust Indenture Act is required with respect thereto, other than any registration or qualification that may be required in connection with the Exchange Offer contemplated by the Offering Memorandum or in connection with the Registration Rights Agreement. We express no opinion, however, as to when or under what circumstances any Notes initially sold by the Initial Purchasers may be reoffered or resold.

19. We are of the opinion that the courts of the State of Tennessee and federal courts sitting in the State of Tennessee would enforce the choice of law provisions contained in the

                                   EXHIBIT A-4

GAYLORD - PURCHASE AGREEMENT

         Agreements that expressly provide that the terms and provisions thereof will be governed by and construed in accordance with the laws of the State of New York, unless giving effect to such provisions would violate public policy of the state of Tennessee. In giving the opinion in this paragraph, we have assumed that (i) some of the parties who negotiated the Agreements were in the State of New York during those negotiations, (ii) the Trustee has a place of business in the State of New York, (iii) Deutsche Bank Securities has a place of business in the state of New York, (iv) the Agreements were delivered in the State of New York and (v) the purchase price of the Securities payable by the Initial Purchasers to the Company pursuant to the Purchase Agreement will be funded in the State of New York.

20. No taxes, fees and other charges are required under any regulations or law of the State of Tennessee to be paid by the Company or the Guarantors incorporated, formed or organized under the laws of the State of Tennessee in connection with the execution, delivery and performance of the Agreements.

         We participated in the preparation of the Offering Memorandum, during the course of which, among other things, we examined various documents and other papers and participated in conferences with representatives of the Company, with representatives of the Company's independent public accountants, and with your representatives and your counsel, at which conferences the contents of the Offering Memorandum and related matters were discussed. On the basis of the information that was developed in the course of our above-described participation, considered in the light of our understanding of applicable law and the experience we have gained through our practice thereunder, no facts have come our attention which lead us to believe that the Offering Memorandum, as of the date of the Offering Memorandum or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except we express no opinion as to the financial statements and related notes and schedules, the pro forma financial statements and related notes or other financial data contained in the Offering Memorandum). In giving this opinion or undertaking the above-described representation, we have not verified and are not passing upon and we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, except to the extent set forth in Paragraph 13 of this opinion.

The opinions expressed above are further subject to the following qualifications and limitations:

         (a) The effect of laws, court decisions and legal or equitable principles relating to, limiting or affecting the enforcement of creditors' rights generally, including, without limitation, bankruptcy, insolvency, reorganization and moratorium laws and laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.

         (b) The discretion of any court of competent jurisdiction in awarding equitable remedies, including, but not limited to, specific performance or injunctive relief.

         (c) We note that a court might not permit the exercise of any right or remedy provided in any of the Agreements if, under the circumstances then existing, such

                                   EXHIBIT A-5

GAYLORD - PURCHASE AGREEMENT
         exercise is deemed to be inconsistent with the covenant of good faith and fair dealing implied under law to exist in all agreements or if the party seeking to exercise such right or remedy fails to act in a commercially reasonable manner or fails to fulfill other duties imposed by statutes or judicial decisions.

         (d) The unenforceability under certain circumstances of contractual provisions respecting various self-help or summary remedies without adequate notice or opportunity for hearing or correction.

         (e) The unenforceability under certain circumstances of provisions waiving vaguely or broadly stated rights and provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that the election of some particular remedy or remedies does not preclude recourse to other remedies.

         (f) The availability or enforceability of particular remedies or waivers in the Agreements may be limited by equitable principles, provided that the qualification expressed in this clause (f) does not in our opinion render the Agreements invalid as a whole or preclude (i) the judicial enforcement of the Company's or any of the Tennessee and Delaware Guarantors' obligation to repay the principal together with interest thereon, as provided in the Indenture, the Guarantees or the Notes (to the extent not deemed a penalty), or (ii) enforcement of such obligations through normal legal proceedings.

         (g) We express no opinion as to the enforceability of provisions releasing a party from, or indemnifying a party against, liability for its own wrongful or negligent acts or where such release or indemnity is contrary to law or public policy.

         (h) We express no opinion as to the validity, binding effect, or enforceability of any provision of the Registration Rights Agreement or Purchase Agreement relating to indemnification or contribution under any federal or state securities laws or public policy.

         Our opinion is rendered as of the date hereof and we assume no obligation to advise you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.

         As used herein, "known to us," "to our knowledge," "to the best of our knowledge" and any similar phrase refers solely to the current, actual knowledge, acquired during the course of our representation of the Company and its subsidiaries, of those attorneys in this firm who have rendered substantive legal services in connection with such representation, without investigation.

         This letter may be relied upon by you only in connection with the Offering and may not be provided to, used or relied upon by any other person for any purpose whatsoever without in each instance our prior written consent.

                                   EXHIBIT A-6

GAYLORD - PURCHASE AGREEMENT

                                    EXHIBIT B

                               FORM OF OPINION OF

                                  LOCAL COUNSEL

                  We have acted as special _______ counsel to ______, a ______ corporation and one of the initial Guarantors (the "_______ Guarantor"), in connection with the execution and delivery by the Guarantor of each of the following documents (collectively, the "Subject Documents"):

                  1. The Purchase Agreement;

                  2. The Registration Rights Agreement dated as of November 30, 2004, by and among the Company, the Initial Guarantors, and the Initial Purchasers (the "Registration Rights Agreement").

                  3. Indenture dated as of November 30, 2004, among the Company, the Initial Guarantors, and U.S. Bank National Association, as trustee (the "Indenture"); and

                  4. The respective Note Guarantees (collectively, the "Initial Note Guarantees") endorsed on each of the following Notes:

                  (a) Gaylord Entertainment Company, 6.75% Senior Note Due 2014, executed by the Company and payable to Cede & Co., or its registered assigns, in the principal sum of _______ Dollars ($_______) on November 15, 2014; and

                  (b) Gaylord Entertainment Company, 6.75% Senior Note Due 2014, executed by the Company and payable to Cede & Co., or its registered assigns, in the principal sum of _______ Dollars ($_______) on November 15, 2014.

                  This opinion letter is delivered pursuant to Section 5(c) of the Purchase Agreement. Each term defined in the Purchase Agreement is used herein with the same meaning, unless otherwise defined herein or unless reference to the definition of a specific term contained in another Subject Document is made herein, in which event such term is used herein with the meaning ascribed to such term in the Subject Document to which reference is so made herein.

                  In connection with this opinion letter, we have reviewed copies of the Subject Documents, each as executed by the _______ Guarantor. We have also reviewed copies of (i) a certificate of active existence of the _______ Guarantor as a domestic business corporation in the State of _______, issued by the Secretary of State of the State of _______ on November ___, 2004 (the "_____ Guarantor Existence Certificate"), (ii) a certificate of account status evidencing the ____ Guarantor's good standing with the office of ______ issued by ______ on November ___, 2004 (the "_____ Guarantor Good Standing Certificate," and, collectively with the ______ Guarantor Existence Certificate, the "_____ Guarantor Certificates"), (iii) the Articles of Incorporation of the _____ Guarantor as filed in the Office of the Secretary of State of _____ on
______, and certified as being true and correct by the Secretary of State of
______ on November

                                   EXHIBIT B-1

GAYLORD - PURCHASE AGREEMENT

____, 2004 (the "______ Guarantor Articles"), (v) the Bylaws of the ______ Guarantor, adopted as of ______, and certified as being true and correct on the date hereof by [Carter R. Todd, Vice President and Secretary] of the ______ Guarantor, on the date hereof (the "______ Guarantor Bylaws"), and (vi) certain resolutions of the board of directors of the ______ Guarantor relating to the authorization of the execution and delivery of the Subject Documents by the ______ Guarantor and related matters (the "______ Guarantor Resolutions," and, collectively with the ______ Guarantor Certificates, the ______ Guarantor Articles, the ______ Guarantor Bylaws, and the ____ Guarantor Resolutions, the "______ Guarantor Corporate Documents").

                  We have also reviewed certificates of public officials, certificates of officers of the ______ Guarantor, and such other instruments, certificates, documents, agreements and written materials, and have considered such questions of law, as we have deemed necessary or appropriate for the purposes of rendering the opinions expressed herein. Except for review and examination of the Subject Documents and the ______ Guarantor Corporate Documents, we have made no independent investigation as to the organization, existence or affairs of the ______ Guarantor.

                  In our examination, we have assumed the genuineness of all signatures (including, without limitation, endorsements), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. We have also assumed:

                  A. The fact that each of the Subject Documents has been delivered by the ____ Guarantor to the other parties to the respective Subject Documents in accordance with the applicable provisions thereof.

                  B. That David C. Kloeppel is, and was at the time of his execution of each of the Subject Documents on behalf of the ______ Guarantor, the duly elected or appointed ______ of the ______ Guarantor.

                  C. That each of the respective Notes on which the Initial Guarantees are endorsed have been duly authenticated by the Trustee in accordance with the Indenture and delivered to and paid for by the respective Initial Purchasers in accordance with the terms of the Purchase Agreement.

                  D. That each of the Subject Documents has been duly authorized, executed and delivered by all parties thereto (other than the ______ Guarantor).

                                    OPINIONS

                  Based on the foregoing, and subject to the assumptions, limitations and qualifications herein set forth, it is our opinion that:

                  1. The ______ Guarantor is validly existing as a corporation in good standing under the laws of the State of Texas.

                                   EXHIBIT B-2

GAYLORD - PURCHASE AGREEMENT

                  2. The ______ Guarantor has the requisite corporate power and authority under the laws of the State of ______ to enter into and perform its obligations under each of the Subject Documents to which it is a party.

                  3. Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by the ______ Guarantor.

                  4. The Guarantees of the Notes and the Exchange Notes have been duly authorized for execution and issuance by the ______ Guarantor.

                  5. Each of the Initial Note Guarantees has been duly authorized, and executed and delivered by the ______ Guarantor.

                  6. Except for such consents, approvals, authorizations, registrations or qualifications, if any, as may be required under ______ state securities or "Blue Sky" laws, as to which we express no opinion, no consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency of the State of ______ is required for the ______ Guarantor's execution and delivery of, or for the performance of its obligations under, the Subject Documents, or for the ______ Guarantor's execution and delivery of, or for the performance of its obligations under, the Guarantees of the Notes and the Exchange Notes.

                  7. Neither the execution and delivery of the Subject Documents by the ______ Guarantor, nor the performance by the Guarantor of its obligations under the Transaction Documents: (i) will result in any violation of the provisions of the ______ Guarantor Articles or the ____ Guarantor Bylaws, (ii) will result in the creation of or imposition of any lien, charge or encumbrance upon any property or assets of the ______ Guarantor that arises under or by operation of any law or regulation of the State of ______, or (iii) to our knowledge, will result in any violation of any applicable ______ law, administrative regulation or administrative or court decree known to us and generally applicable to the Guarantor, provided, that in rendering the opinion in this clause (iii), we express no opinion with respect to compliance with ______ state securities or "Blue Sky" laws.

                  8. The choice of New York law stipulated to govern the Subject Documents, as set forth respectively in Section ______ of the Indenture (with respect to the Indenture, the Notes and the Guarantees), Section 15 of the Purchase Agreement, and Section ______ of the Registration Rights Agreement, is a valid and effective choice of law by the ______ Guarantor under the laws of the State of ______ and would be enforced against the Guarantor to the extent the parties have provided therein by a ______ court or a federal court sitting in ______ and applying the existing law of the State of ______, except to the extent that New York law contravenes the public policy of the State of ______. Moreover, although the Subject Documents contain the choice of law provisions referenced in the preceding sentence, in the event that the laws of the State of ______ were applied to govern the Subject Documents, the Subject Documents would not violate any of the applicable usury laws of the State of ______.

                  9. No taxes, fees or other charges are required to be paid under any laws or regulations of the State of ______ in connection with the execution, delivery and performance of

                                   EXHIBIT B-3

GAYLORD - PURCHASE AGREEMENT
the Subject Documents, provided, that in rendering the opinion in this paragraph 9, we express no opinion with respect to any fees or other charges that may be payable in connection with compliance with ______ state securities or "Blue Sky" laws.

                  The opinions expressed herein are subject to the assumptions set forth above and to the following assumptions, qualifications or limitations:

                  (a) The opinions expressed in paragraph 1 regarding the corporate existence and good standing, of the ______ Guarantor under the laws of the State of ______ are rendered solely on the basis of the issuance of the ______ Guarantor Existence Certificate by the Secretary of State of ______ and the issuance of the ______ Guarantor Good Standing Certificate by the ______ [Comptroller of Public Accounts].

                  (b) In rendering the opinions expressed in paragraph 8, we have assumed that at least one party to the transaction contemplated by the Subject Documents (which may be the Company, any Initial Guarantor, any Initial Purchaser or the Trustee) either (i) has its place of business, or, having more than one place of business, its chief executive office or an office from which it conducted a substantial part of the negotiations relating to the transaction contemplated by the Purchase Agreement, in the State of New York, or (ii) is required to perform a substantial part of its obligations relating to the transaction contemplated by the Purchase Agreement, such as delivering payments, in the State of New York.

                  (c) The opinions set forth herein are based solely upon the current laws of the State of ______, and we express no opinion as to, and assume no responsibility as to the applicability or the effect of, the laws of the United States of America or of any other state or commonwealth.

                  (d) The opinions set forth herein are rendered as of the date hereof. We undertake no obligation, and disclaim all obligation, to advise you of any subsequent changes or developments in any law or facts which might affect any matters or opinions set forth herein.

                  This opinion is rendered only to the Initial Purchasers, and is solely for the benefit of the Initial Purchasers, and their respective counsel, in connection with closing of the transaction contemplated by the Purchase Agreement. This opinion may not be relied upon by you for any other purpose, or furnished, quoted to or relied upon by any other person for any purpose, without our prior written consent, except that (a) this opinion may be furnished to a person pursuant to a subpoena, legal process or as otherwise required under applicable law (it being understood that such person may not rely upon this opinion without our prior written consent), and (b) this opinion may be furnished to, and, subject to all of the assumptions, qualifications, limitations and restrictions set forth herein, may be relied upon by, any person becoming a Holder (as defined in the Indenture) after the date hereof.

                                   EXHIBIT B-4

GAYLORD - PURCHASE AGREEMENT

                                    EXHIBIT C

            FORM OF OPINION OF LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.

We have acted as special New York and Florida counsel to Gaylord Entertainment Company, a Delaware corporation (the "Company"), and Opryland Hotel - Florida Limited Partnership, a Florida limited partnership ("Opryland"), and certain other subsidiary guarantors listed on Exhibit A hereto (collectively, together with Opryland, the "FL Subsidiary Guarantors"), in connection with the offering of $225,000,000 aggregate principal amount of the 6.75% Senior Notes due 2014 of the Company (the "Notes"), as described in the Offering Memorandum of the Company, dated November 17, 2004 (the "Offering Memorandum"), and pursuant to
(i) a Purchase Agreement dated November 17, 2004 (the "Purchase Agreement") among the Company, each of the Guarantors (listed on Exhibit B attached hereto and as defined therein) and you, (ii) an Indenture dated as of November 30, 2004 (the "Indenture") among the Company, each of the Guarantors, and U.S. Bank National Association, a national banking corporation, as trustee (the "Trustee"), in connection with the issuance of the Notes, and (iii) the other Transaction Documents (as hereinafter defined). This opinion letter is provided pursuant to Section 5(c) of the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings provided such terms in the Transaction Documents.

         In rendering the opinions expressed below, we have examined, among other things, the following documents (the "Transaction Documents"), all of which are dated as of November 30, 2004 (the "Closing Date") unless otherwise noted:

         1. The Notes in the aggregate principal amount of $225,000,000;

         2. The Purchase Agreement;

         3. The Indenture;

         4. The Registration Rights Agreement by and among the Company, each of the Guarantors, and each of the Initial Purchasers (the "Registration Rights Agreement");

         5. The Letter of Representations by and among the Company, the Trustee and The Depository Trust Company (the "Letter of Representations");

         6. The Form of Exchange Note to be issued in accordance with the Registration Rights Agreement and the Indenture (as so issued, the "Exchange Notes");

         7. The Notation of Guarantee, in the Form attached as [ Exhibit "E" ] to the Indenture and to be given in connection with the Notes by the Guarantors to the Trustee, for the benefit of the Holders of the Notes (as so given, the "Guarantee Notations"); and

         8. The Form of Notation of Guarantee, attached as [ Exhibit "E" ] to the Indenture and to be given in connection with the Exchange Notes by the Guarantors to the Trustee, for the benefit of the Holders of the Notes (as so given, the "Exchange Note Guarantee Notations").

                                   Exhibit C-1

GAYLORD - PURCHASE AGREEMENT

         In addition, we have examined a Certificate of Authority issued by the Florida Department of State dated November __, 2004, relating to the Company, and [Certificates of Status issued by the Florida Department of State dated various dates between November __ and __, 2004, relating to the FL Subsidiary Guarantors [LIST EACH FLORIDA CERTIFICATE SEPARATELY]. We also have reviewed such other instruments, certificates, documents, agreements, and written materials, and have considered such questions of law, as we have deemed necessary or appropriate for the purpose of rendering this opinion. As to any facts material to our opinion, we have, when relevant facts were not independently established by us, relied upon the aforesaid instruments, certificates, documents, agreements, and written materials. We were not present at the time the duly authorized representatives of the FL Subsidiary Guarantors physically executed or delivered any of the Transaction Documents and have, with your permission, relied upon certifications from certain officers of the FL Subsidiary Guarantors regarding their execution and delivery of, and/or witnessing of the actual execution and delivery of, inter alia, the Purchase Agreement, the Indenture, and the Registration Rights Agreement, by such representatives, in each case with the actual and present intent of each FL Subsidiary Guarantor to create an immediately binding contract.

         Except for examination of the documents enumerated herein, we have made no independent investigation as to the organization, existence, or affairs of the Company or the FL Subsidiary Guarantors. Without limiting the generality of the foregoing, we have made no examination of dockets or other public records, except as expressly set forth herein.

         In performing our examination, we have assumed (and relied entirely upon such assumption), without inquiry or other investigation: (a) the completeness and authenticity of all documents submitted to us as originals; (b) the conformity to authentic original documents of all documents submitted to us as copies and the authenticity of the originals of all such copies; (c) the genuineness of all signatures; (d) the legal competence of all natural persons who are or act on behalf of parties to the Transaction Documents and each of the documents contemplated thereby; (e) the legal existence and good standing of all parties to the transaction, other than the FL Subsidiary Guarantors; (f) the power and authority of each person (other than the FL Subsidiary Guarantors) to execute, deliver and perform the Transaction Documents and the other document(s) executed and delivered by such person in connection therewith and to do each other act done or to be done by such person, including the taking of all corporate, shareholder, partnership, limited liability company or other action necessary to execute and deliver each such document and to perform all other obligations and otherwise to effect the transactions contemplated thereby; (g) the due authorization by each person (other than the FL Subsidiary Guarantors) to execute, deliver, and perform the Transaction Documents and each other document contemplated thereby to which such person is party and each other document executed and delivered or to be executed and delivered by such person;
(h) the due execution and delivery by each person (other than the FL Subsidiary Guarantors) of the Transaction Documents and each other document contemplated thereby to which such person is a party and each other document executed and delivered or to be executed and delivered by such person; (i) the legality, validity, binding effect, and enforceability of the Transaction Documents as to each person to the extent any Transaction Document is not governed by New York or Florida law; (j) the legality, validity, binding effect and enforceability as to each person (other than the Company and the Guarantors) of the Transaction Documents; (k) the legality, validity, binding effect and

                                   Exhibit C-2

GAYLORD - PURCHASE AGREEMENT
enforceability as to each person of all other documents (other than the Transaction Documents) contemplated by the Transaction Documents and each other document executed and delivered by such person and each other act done or to be done by such person in connection therewith; (l) the truth and accuracy of the representations and warranties and other statements as to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other states of mind) set forth in the Transaction Documents and in the certificates of the Company and any of the Guarantors; (m) that there have been no undisclosed modifications of any provision of any document reviewed by us in connection with the rendering of this opinion and no undisclosed prior waiver of any right or any remedy contained in any of the documents; (n) that fair and adequate consideration has been given and received by all parties (including the Guarantors); (o) that there is and will be an economic benefit to each of the Guarantors from the transactions contemplated by the Transaction Documents, which economic benefit is of reasonably equivalent value to the obligations being guaranteed by such Guarantor; (p) that the parties to the Transaction Documents (other than the Company and the Guarantors to the extent set forth in the opinions given below) have complied with all laws applicable to them that affect the transactions that are the subject of this opinion; (q) that such transactions comply with all tests of good faith, fairness, and conscionability required by law; (r) that routine procedural matters, such as service of process or qualification to do business in the relevant jurisdictions will be satisfied by the parties seeking to enforce the Transaction Documents; (s) that all statutes, judicial and administrative decisions, rules, and regulations constituting law for which we have assumed responsibility are constitutional and are published in a generally accessible manner; (t) that there are no other agreements or understandings among the parties that would modify the terms of the transactions or the respective rights or obligations of the parties to the Transaction Documents or the other documents relating thereto; (u) that there has been no mutual mistake of fact or fraud or duress with respect to the Transaction Documents; (v) that the Company and each Guarantor possesses all licenses, permits, approvals and qualifications necessary to enable it to perform its respective obligations under the Transaction Documents on which we are opining; (w) that the Notes have been or will be sold in the manner contemplated by the Offering Memorandum and in accordance with the procedures specified in the Purchase Agreement and the Indenture; (x) that each of the Notes has been authenticated as specified in the Indenture, and the Notes have been duly executed and delivered against payment of the purchase price therefor pursuant to the Purchase Agreement and as provided in the Offering Memorandum and the Indenture; (y) that (1) each of the Transaction Documents is in consideration of, or relates to an obligation arising out of, a transaction covering in the aggregate not less than the applicable amounts specified in Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York; and (2) subject to the preceding Clause (1), the choice of the law of the State of New York as the governing law for the Transaction Documents will be recognized in the courts of the State of New York as a valid choice of law in any action properly instituted to enforce any such Transaction Document, except to the extent that provisions of applicable law regarding enforcement of rights and remedies require the application of the law of another jurisdiction; (z) that the legal requirements of all jurisdictions outside the United States in which the Notes are offered or sold or where any Holders of the Notes are domiciled will be complied with, and all necessary consents, approvals, authorizations or orders of, or filings with, any governmental body, agency or court under the laws of such jurisdictions have been or will be obtained or made; (aa) that (1) the Transaction Documents (other than the Exchange Notes and Guarantee Notations) have been duly executed and delivered outside the State of Florida, and none of the

                                   Exhibit C-3

GAYLORD - PURCHASE AGREEMENT

Transaction Documents involves or relates to a mortgage that is or will be recorded in the State of Florida, and (2) the Exchange Notes and the Exchange Note Guarantee Notations, when issued in accordance with the procedures specified in the Purchase Agreement and the Indenture, will be duly executed and delivered outside of the State of Florida; and (bb) that the liquidated damages provisions of the Registration Rights Agreement (I) are reasonable, compensatory in nature, not unconscionable and not intended as security for the performance of obligations thereunder, (II) are a good faith estimate of actual damages that would be sustained in the event of a default, (III) bear a reasonable relation to the actual amount of probable damage in the event of a default, (IV) are not plainly disproportionate to the injury that may be sustained, and (V) are not contrary to public policy, and that, in the view of the parties to the Registration Rights Agreement, the actual damages in the event of a default would be difficult to ascertain or estimate.

         No opinion is expressed with respect to the status of title to any real or personal property or other assets or with respect to the relative priority of any liens or security interests, if any, created by the Transaction Documents. Furthermore, we assume that all recording taxes and fees, documentary stamp taxes, and intangible taxes that may be due or owing to any jurisdiction or governmental or regulatory body (other than the State of New York or the State of Florida) have been paid.

         Whenever our opinion herein, with respect to the existence or absence of facts or circumstances, indicates that it is based on our knowledge or awareness, such indication signifies that, during the course of our representation of the Company and the FL Subsidiary Guarantors in this matter and as herein described, no information has come to the attention of the individual lawyers in the firm who have devoted substantive attention to the transaction to which this opinion relates which gave them actual, conscious awareness, other than as herein described, that any opinions so qualified by such indication of knowledge are incorrect, and no special or additional investigation has been undertaken for the purpose thereof.

         The opinion in paragraph 5 below is further qualified to the extent that the validity, binding effect and enforceability of any provision of the Transaction Documents, or any agreement or document contemplated thereby or executed in connection therewith, or any rights granted pursuant to the Transaction Documents, any agreement or document contemplated thereby or executed in connection therewith, or obligations incurred thereunder, may be subject to and affected by:

         (a) applicable bankruptcy, receivership, rehabilitation, insolvency, reorganization, moratorium, liquidation, or other similar laws affecting creditors' rights generally;

         (b) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law) and the exercise of equitable powers by a court of competent jurisdiction (and no opinion is expressed herein as to any specific or equitable relief of any kind or as to the availability of equitable remedies); and

                                   Exhibit C-4

GAYLORD - PURCHASE AGREEMENT

         (c) applicable state and Federal laws relating to fraudulent conveyances or fraudulent transfers, and indemnification for violations of securities laws, including, without limitation, fraudulent conveyance laws that may result in the avoidance of the obligations of the Guarantors under the Guarantee Notations.

In addition, we express no opinion as to the enforceability of the following: the "self-help" remedy and right to use collateral after default; contractual provisions respecting various summary remedies without adequate notice or opportunity for hearing or correction; any attempt in any Transaction Document to exclude or limit the effect of UCC choice of law provisions; contractual provisions waiving vaguely or broadly stated rights and contractual provisions stating that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, or that the election of some particular remedy or remedies does not preclude recourse to other remedies. We also express no opinion as to the enforceability or effectiveness of any provision in the Transaction Documents which purports to limit the applicability or effect of federal laws. Furthermore, we express no opinion as to the subject matter jurisdiction of the United States Federal Courts. Certain other remedies, waivers and other provisions of the Transaction Documents may not be enforceable, such as (and we express no opinion concerning the validity, binding effect or enforceability
of): (i) provisions to the effect that failure to exercise, or delay in exercising, rights or remedies will not operate as a waiver of any such right or remedy; (ii) disclaimers, liability limitations with respect to third parties, releases, legal or equitable discharge of defenses, liquidated damages provisions (other than, subject to the assumptions and qualifications set forth herein, the liquidated damages provisions set forth in Section 5 of the Registration Rights Agreement), provisions purporting to waive the benefit of statutory or common law rights, or provisions releasing a party from, or indemnifying a party against, liability for its own wrongful or negligent acts, or where such release or indemnity is contrary to law or public policy; (iii) provisions that are determined to be a penalty or a forfeiture, including by reason of a party being required or allowed to pay, deliver, receive, or recover (or not to pay, deliver, receive, or recover) any amount or item; (iv) provisions that may require a party to pay any consequential, special, incidental, indirect, contingent, or exemplary damages or amounts; (v) provisions that relate to any waiver of obligations; (vi) provisions that relate to the conclusiveness or binding effect of any calculation or determination made by any person; (vii) provisions that relate to any affiliate of a party; (viii) provisions that relate to any oral agreement or waiver, or written but unsigned agreement or waiver, by a party not satisfying applicable statutes of fraud;
(ix) provisions that require any amendment or waiver to be in writing, to the extent that an oral agreement or waiver, or an implied agreement or waiver, by trade practice or course of conduct has been created that modifies any such provision; (x) provisions that purport to create rights of set-off in favor of any party or that provide for set-off to be made otherwise than in accordance with applicable laws; or (xi) any provision that violates public policy.

         We express no opinion herein as to the laws of any jurisdiction other than the laws of the States of Florida and New York, and the federal law of the United States of America, and assume no responsibility for the applicability or effect of any such other laws. Without limiting the generality of the foregoing, we express no opinion concerning the following types of laws: creation (other than as provided for in Opinions 2 and 3 below) or perfection of any lien, encumbrance or collateral security interest under Article 9 of the Uniform Commercial Code or otherwise; federal and state securities laws and regulations; pension and employee benefit laws

                                   Exhibit C-5

GAYLORD - PURCHASE AGREEMENT
and regulations such as ERISA; federal and state tax laws (other than Florida State tax laws to the extent set forth in the opinion in paragraph 8 below); federal and state antitrust and unfair competition laws and regulations; federal and state regulations concerning filing requirements (such as Hart-Scott-Rodino); laws relating to compliance by the Trustee with fiduciary duty requirements generally applicable to the parties in this transaction; federal and state environmental laws and regulations; federal and state land use laws and regulations; and local laws (including statutes, administrative decisions, and rules and regulations of county, municipal, and political subdivisions). We have assumed that, as to matters of title and priority, each of the Company and the Guarantors has good title to or a sufficient interest in the real and personal property covered by the Transaction Documents.

         In rendering this opinion, we express no opinion as to any laws regulating the types of investments which can be properly made by, or the legal lending limits of, the Trustee, the Initial Purchasers, or any of the Holders of the Notes, or compliance or the effect of noncompliance by the Trustee, the Initial Purchasers, or any of the Holders of the Notes with any state or federal laws or regulations applicable to the Trustee, the Initial Purchasers, or any of the Holders of the Notes in connection with the transactions described in the Transaction Documents. In addition, we express no opinion as to state or federal taxes relating to the taxation of income or real or personal property that may be imposed upon the Trustee, any of the Initial Purchasers, any of the Holders of the Notes, or their successors and assigns, in connection with ownership of the Notes, the Transaction Documents or the income derived therefrom.

         Based upon and subject to the foregoing, and subject to the further qualifications, limitations, restrictions and assumptions hereinafter set forth, we are of the opinion that:

         1. The Company is registered to transact business as a foreign corporation in the State of Florida.

         2. Opryland is a limited partnership which has been formed under the Florida Revised Uniform Limited Partnership Act and its status is active. Opryland has the partnership power to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party. Assuming that Opryland Hospitality, LLC, a Tennessee limited liability company, the general partner of Opryland (the "General Partner") has taken all action necessary under Tennessee law to authorize the execution, delivery, and performance of the Transaction Documents by the General Partner as the general partner of Opryland, then Opryland has taken all necessary action under its certificate of limited partnership, its limited partnership agreement, and the Florida Revised Uniform Limited Partnership Act to authorize the execution and delivery of, and performance of its obligations under, the Transaction Documents to which Opryland is a party. [Opryland has duly executed and delivered each of the Transaction Documents (other than the Exchange Note Guarantee Notations) to which it is a party.] No consent of or filing with the State of Florida, or any regulatory authority or administrative body thereof, is required in connection with the execution, delivery, and performance by Opryland of any Transaction Document to which it is a party. The execution and delivery by Opryland of the Transaction Documents to which it is a party do not, and the performance of Opryland of its obligations thereunder, will not, (i) violate or result in a breach of Opryland's certificate of limited partnership or limited partnership agreement, (ii) result in the creation of or imposition of any material lien, charge or encumbrance upon any property or assets of Opryland as a result of any

                                   Exhibit C-6

GAYLORD - PURCHASE AGREEMENT
applicable Florida statutory law or Florida state administrative regulation known to us and generally applicable to Opryland, or (iii) to our knowledge, result in any violation of any applicable Florida statutory law or Florida state administrative regulation known to us and generally applicable to Opryland.

         3. Each of the Florida Subsidiary Guarantor Corporations [NEED TO DEFINE] set forth on the attached Exhibit C (collectively, the "Florida Subsidiary Guarantor Corporations", and each a "Florida Subsidiary Guarantor Corporation") is incorporated under the Florida Business Corporation Act and its status is active. Each of the Florida Subsidiary Guarantor Corporations has the corporate power to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party. Each of the Florida Subsidiary Guarantor Corporations has taken all necessary action under its Organizational Documents and the Florida Business Corporation Act to authorize the execution and delivery of, and performance of its respective obligations under, the Transaction Documents to which it is a party. [Each of the Florida Subsidiary Guarantor Corporations has duly executed and delivered each of the Transaction Documents (other than the Exchange Note Guarantee Notations) to which it is a party.] No consent of or filing with the State of Florida, any regulatory authority or administrative body thereof, is required in connection with the execution, delivery and performance by each of the Florida Subsidiary Guarantor Corporations of any Transaction Documents to which it is a party. The execution and delivery by each of the Florida Subsidiary Guarantor Corporations of the Transaction Documents to which it is a party do not, and the performance of such Florida Subsidiary Guarantor Corporation of its respective obligations thereunder will not, (i) violate or result in a breach of the respective Organizational Documents of such Florida Subsidiary Guarantor Corporation, (ii) result in the creation of or imposition of any material lien, charge or encumbrance upon any property or assets of such Florida Subsidiary Guarantor Corporation as a result of any applicable Florida statutory law or Florida state administrative regulation known to us and generally applicable to such Florida Subsidiary Guarantor Corporation, or (iii) to our knowledge, result in any violation of any applicable Florida statutory law or Florida state administrative regulation known to us and generally applicable to such Florida Subsidiary Guarantor Corporation.

         4. Each of the Florida Subsidiary Guarantor LLCs [NEED TO DEFINE] set forth on the attached Exhibit D (the "Florida Subsidiary Guarantor LLCs", and each a "Florida Subsidiary Guarantor LLC") is a limited liability company which has been formed under the Florida Limited Liability Company Act and its status is active. Each of the Florida Subsidiary Guarantor LLCs has the limited liability company power to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party. Each of the Florida Subsidiary Guarantor LLCs has taken all necessary action under its Organizational Documents and the Florida Limited Liability Company Act to authorize the execution and delivery of, and performance of its obligations under, the Transaction Documents to which such Florida Subsidiary Guarantor LLC is a party. [Each of the Florida Subsidiary Guarantor LLCs has duly executed and delivered each of the Transaction Documents (other than the Exchange Note Guarantee Notations) to which it is a party.] No consent of or filing with the State of Florida, any regulatory authority or administrative body thereof, is required in connection with the execution, delivery and performance by each of the Florida

                                   Exhibit C-7

GAYLORD - PURCHASE AGREEMENT

Subsidiary Guarantor LLCs of any Transaction Document to which it is a party. The execution and delivery by each of the Florida Subsidiary Guarantor LLCs of the Transaction Documents to which it is a party do not, and the performance of such Florida Subsidiary Guarantor LLC of its respective obligations thereunder will not, violate or result in a breach of such Florida Subsidiary Guarantor LLC's Organizational Documents, (ii) result in the creation of or imposition of any material lien, charge or encumbrance upon any property or assets of such Florida Subsidiary Guarantor LLC as a result of any applicable Florida statutory law or Florida state administrative regulation known to us and generally applicable to such Florida Subsidiary Guarantor LLC, or (iii) to our knowledge, result in any violation of any applicable Florida statutory law or Florida state administrative regulation known to us and generally applicable to such Florida Subsidiary Guarantor LLC.

         5. Each of the Transaction Documents (other than the Exchange Notes and the Exchange Note Guarantee Notations) constitutes the legal, valid, and binding obligation of the Company and each of the Guarantors, as applicable (to the extent that each such person or entity is a party thereto), enforceable against the Company and the Guarantors (to the extent that each such person or entity is a party thereto), in accordance with their respective terms, and the Notes will be entitled to the benefits of the Indenture. Upon due execution, delivery, authentication, and payment in accordance with the procedures and specifications set forth in the Offering Memorandum, the Indenture and the Purchase Agreement, and assuming that (i) the Exchange Notes as issued, authenticated and delivered are in form and substance identical to the Form of Exchange Note reviewed by us, and (ii) the Exchange Note Guarantee Notations as issued and delivered are in form and substance identical to the Form of Exchange Note Guarantee Notation reviewed by us, then each of the Exchange Notes and the Exchange Note Guarantee Notations will constitute the legal, valid, and binding obligation of the Company and each of the Guarantors, as applicable, enforceable against the Company and the Guarantors under New York law in accordance with their respective terms, and the Exchange Notes will be entitled to the benefits of the Indenture.

         6. In any proceedings taken against the Company or the Guarantors in any Florida state court or in any Federal court applying Florida law (each, a "Reviewing Court") in connection with the Transaction Documents which, by their terms, are governed by New York law (collectively, the "New York Documents"), to the extent that (i) the transactions which are the subject of the New York Documents are the result of arm's length negotiations among the parties, (ii) another choice of law is not mandated by any provision of the Uniform Commercial Code as in effect in the State of New York or the State of Florida, (iii) there is no direct conflict between the laws of the State of New York and the laws of the State of Florida, (iv) the application of New York law to such New York Documents is not determined by a court of competent jurisdiction to be contrary to any public policy of the State of Florida, (v) substantial contacts between the Company and the Guarantors, on the one hand, and the State of New York, on the other hand, exist, and (vi) the Reviewing Court is properly presented with and briefed on all relevant issues and properly applies the law of the State of Florida, then the Reviewing Court would uphold the choice of New York law as a valid choice of the governing law for the New York Documents. In giving the opinion in this paragraph, we have assumed that (a) some of the parties who negotiated the Transaction Documents were in the State of New York during those negotiations, (b) the Trustee has a place of business in the State of New York,
(c) the Transaction Documents were delivered in the State of New York, and (d) the purchase price of the Securities

                                   Exhibit C-8

GAYLORD - PURCHASE AGREEMENT
payable by the Initial Purchasers to the Company pursuant to the Purchase Agreement will be funded in the State of New York.

         7. Provided that, for purposes of the application of Section 5-501.6.b of the General Obligations Law of the State of New York, the initial principal balance of all of the Notes is aggregated and treated as one single loan or forbearance, then the interest required to be paid pursuant to the terms of the Notes and the Indenture will not violate any applicable usury laws of the State of New York. Provided that the interest and any payment or property charged, reserved, or taken by the Trustee for the benefit of the Initial Purchasers and the Holders of the Notes, that is in the nature of interest is not charged at a rate in excess of 25% per annum on the principal balance from time to time outstanding, then the payment by the Company and receipt by the Trustee, for the benefit of the Initial Purchasers and the Holders of the Notes, of all amounts required to be paid pursuant to the Notes and the Indenture will not violate the usury laws of the State of Florida.

         8. There is no mortgage, recording, registration, stamp, or other similar tax or fee due to the State of New York or the State of Florida in connection with the execution, delivery, recordation or filing of, or the Company's performance under, as the case may be, any Transaction Document, except nominal filing and recording fees.

         This opinion is rendered solely for your benefit and the benefit of your respective successors and assigns, in connection with your purchase of the Notes, and may not be relied upon by any other person or for any other purpose without our written consent. Any successor or assign may rely on this opinion only as if it were delivered to it on and as of the date hereof. We express no opinion with respect to any issue arising out of or related to (i) the identity or status of any Holders of the Notes or any transferee of Holders of the Notes or any (ii) a securitization and/or syndication of the Notes, or (iii) any subsequent transaction. No person or entity acquiring any rights of the Initial Purchasers or any Holders of the Notes through subrogation may rely on this opinion or be entitled to any rights with respect to this opinion. The opinions expressed herein are as of the date hereof only, and we assume no obligation to update or supplement such opinions to reflect any fact or circumstance that may hereafter come to our attention or any change in law that may hereafter occur or become effective or in connection with any subsequent transaction. This letter is limited to the matters set forth herein, and no opinions are intended to be implied or may be inferred beyond those expressly stated herein.

                                   Exhibit C-9

GAYLORD - PURCHASE AGREEMENT

                                     ANNEX I

                  RESALE PURSUANT TO REGULATION S OR RULE 144A.

         Each Initial Purchaser understands that:

                  Such Initial Purchaser agrees that (i) it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

                  Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

         Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

                                    Annex I-1
GAYLORD - PURCHASE AGREEMENT